                                                                     EXHIBIT 4.2



--------------------------------------------------------------------------------





                            KEY ENERGY SERVICES, INC.



                                       AND



                                   [TRUSTEE],



                                     TRUSTEE



                              --------------------





                                    INDENTURE



                                   DATED AS OF



                            _________________, _____





                                 DEBT SECURITIES

                               (SUBORDINATED DEBT)





--------------------------------------------------------------------------------



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                            Key Energy Services, Inc.



           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _________________, _____





Section of

Trust Indenture                                                             Section(s) of

Act of 1939                                                                   Indenture

---------------                                                             -------------


Section 310   (a)(1)......................................................      609

              (a)(2)......................................................      609

              (a)(3)......................................................      Not Applicable

              (a)(4)......................................................      Not Applicable

              (b).........................................................      608, 610

Section 311   (a).........................................................      613

              (b).........................................................      613

              (c).........................................................      Not Applicable

Section 312   (a).........................................................      701, 702(a)

              (b).........................................................      702(b)

              (c).........................................................      702(c)

Section 313   (a).........................................................      703(a)

              (b).........................................................      703(b)

              (c).........................................................      703(c)

              (d).........................................................      703(d)

Section 314   (a).........................................................      704, 1005

              (b).........................................................      Not Applicable

              (c)(1)......................................................      103

              (c)(2)......................................................      103

              (c)(3)......................................................      Not Applicable

              (d).........................................................      Not Applicable

              (e).........................................................      103

Section 315   (a).........................................................      601(a)

              (b).........................................................      602

              (c).........................................................      601(b)

              (d).........................................................      601(c)

              (d)(1)......................................................      601(a)(1)

              (d)(2)......................................................      601(c)(2)

              (d)(3)......................................................      601(c)(3)

              (e).........................................................      513

Section 316   (a)(1)(A)...................................................      502, 511

              (a)(1)(B)...................................................      512

              (a)(2)......................................................      Not Applicable

              (a)(last sentence)..........................................      101

              (b).........................................................      508

Section 317   (a)(1)......................................................      503

              (a)(2)......................................................      504

              (b).........................................................      1003

Section 318   (a).........................................................      108




----------



Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS





                                                                                              Page

                                                                                              ----


RECITALS OF THE COMPANY..........................................................................1



                                   ARTICLE ONE



DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION



SECTION 101. DEFINITIONS.........................................................................1

     Act.........................................................................................2

     Additional Amounts..........................................................................2

     Affiliate...................................................................................2

     Agent Members...............................................................................2

     Authenticating Agent........................................................................2

     Authorized Newspaper........................................................................2

     Board of Directors..........................................................................2

     Board Resolution............................................................................2

     Business Day................................................................................3

     Capital Stock...............................................................................3

     Capitalized Lease Obligation................................................................3

     Commission..................................................................................3

     Company.....................................................................................3

     Company Request" and "Company Order.........................................................3

     Conversion Event............................................................................3

     Corporate Trust Office......................................................................3

     Defaulted Interest..........................................................................4

     Depositary..................................................................................4

     Designated Senior Indebtedness..............................................................4

     Disqualified Capital Stock..................................................................4

     Dollar......................................................................................4

     Event of Default............................................................................4

     Exchange Rate...............................................................................4

     Holder......................................................................................5

     Indebtedness................................................................................5

     Indenture...................................................................................5

     interest....................................................................................5

     Interest Payment Date.......................................................................5

     Interest Swap and Hedging Obligation........................................................5

     Judgment Currency...........................................................................5

     Junior security.............................................................................5

     Maturity ...................................................................................6


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


     Obligations.................................................................................6

     Officers' Certificate.......................................................................6

     Opinion of Counsel..........................................................................6

     Original Issue Discount Security............................................................6

     Outstanding.................................................................................6

     Paying Agent................................................................................7

     Payment Default.............................................................................7

     Payment Notice..............................................................................7

     Person   ...................................................................................7

     Place of Payment............................................................................7

     Predecessor Security........................................................................7

     Qualified Capital Stock.....................................................................8

     Redemption Date.............................................................................8

     Redemption Price............................................................................8

     Regular Record Date.........................................................................8

     Required Currency...........................................................................8

     Responsible Officer.........................................................................8

     Securities..................................................................................8

     Security Custodian..........................................................................8

     Security Register...........................................................................8

     Senior Indebtedness.........................................................................8

     Special Record Date.........................................................................9

     Stated Maturity.............................................................................9

     Subsidiary..................................................................................9

     Trustee  ...................................................................................9

     Trust Indenture Act.........................................................................9

     United States...............................................................................9

     United States Alien.........................................................................9

     U.S. Government Obligations.................................................................9

     Vice President.............................................................................10

     Wholly Owned Subsidiary....................................................................10

     Yield to Maturity..........................................................................10

SECTION 102. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT..................................10

SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS...............................................10

SECTION 104. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.............................................11

SECTION 105. ACTS OF HOLDERS; RECORD DATES......................................................12

SECTION 106. NOTICES, ETC., TO TRUSTEE AND COMPANY..............................................13

SECTION 107. NOTICE TO HOLDERS; WAIVER OF NOTICE................................................13

SECTION 108. CONFLICT WITH TRUST INDENTURE ACT..................................................14

SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS...........................................14

SECTION 110. SUCCESSORS AND ASSIGNS.............................................................14

SECTION 111. SEPARABILITY CLAUSE................................................................14

SECTION 112. BENEFITS OF INDENTURE..............................................................14

SECTION 113. GOVERNING LAW......................................................................14


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


SECTION 114. LEGAL HOLIDAYS.....................................................................15

SECTION 115. CORPORATE OBLIGATION...............................................................15



                                   ARTICLE TWO



SECURITY FORMS



SECTION 201. FORMS GENERALLY....................................................................15

SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION....................................16

SECTION 203. SECURITIES IN GLOBAL FORM..........................................................16



                                  ARTICLE THREE



THE SECURITIES



SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES...............................................19

SECTION 302. DENOMINATIONS......................................................................22

SECTION 303. EXECUTION, AUTHENTICATION DELIVERY AND DATING......................................22

SECTION 304. TEMPORARY SECURITIES...............................................................23

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE................................24

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES...................................25

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.....................................26

SECTION 308. PERSONS DEEMED OWNERS..............................................................27

SECTION 309. CANCELLATION.......................................................................27

SECTION 310. COMPUTATION OF INTEREST............................................................27

SECTION 311. CUSIP NUMBERS......................................................................28



                                  ARTICLE FOUR



SATISFACTION, DISCHARGE AND DEFEASANCE



SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE............................................28

SECTION 402. APPLICATION OF TRUST MONEY.........................................................30

SECTION 403. DISCHARGE OF LIABILITY ON SECURITIES OF ANY SERIES.................................30

SECTION 404. APPLICABILITY OF DEFEASANCE PROVISIONS; COMPANY'S OPTION TO EFFECT DEFEASANCE

             OR COVENANT DEFEASANCE.............................................................31

SECTION 405. DEFEASANCE AND DISCHARGE...........................................................31

SECTION 406. COVENANT DEFEASANCE................................................................32

SECTION 407. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE....................................32

SECTION 408. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST.....................34

SECTION 409. REPAYMENT TO COMPANY...............................................................34

SECTION 410. INDEMNITY FOR GOVERNMENT OBLIGATIONS...............................................34

SECTION 411. REINSTATEMENT......................................................................34


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


                                  ARTICLE FIVE



REMEDIES



SECTION 501. EVENTS OF DEFAULT..................................................................35

SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.................................37

SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE....................38

SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM...................................................39

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR COUPONS.............39

SECTION 506. APPLICATION OF MONEY COLLECTED.....................................................40

SECTION 507. LIMITATION ON SUITS................................................................40

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL PREMIUM AND INTEREST...........41

SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.................................................41

SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.....................................................42

SECTION 511. DELAY OR OMISSION NOT WAIVER.......................................................42

SECTION 512. CONTROL BY HOLDERS.................................................................42

SECTION 513. WAIVER OF PAST DEFAULTS............................................................42

SECTION 514. UNDERTAKING FOR COSTS..............................................................43

SECTION 515. WAIVER OF STAY OR EXTENSION LAWS...................................................43



                                   ARTICLE SIX



THE TRUSTEE



SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES................................................44

SECTION 602. NOTICE OF DEFAULTS.................................................................45

SECTION 603. CERTAIN RIGHTS OF TRUSTEE..........................................................45

SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.............................46

SECTION 605. MAY HOLD SECURITIES................................................................46

SECTION 606. MONEY HELD IN TRUST................................................................47

SECTION 607. COMPENSATION AND REIMBURSEMENT.....................................................47

SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS............................................47

SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY............................................48

SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR..................................48

SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.............................................50

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS........................51

SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..................................51

SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT................................................51



                                  ARTICLE SEVEN



HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY



SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS..........................53


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


SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.............................54

SECTION 703. REPORTS BY TRUSTEE.................................................................54

SECTION 704. REPORTS BY COMPANY.................................................................55



                                  ARTICLE EIGHT



CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE



SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS...............................55

SECTION 802. SUCCESSOR PERSON SUBSTITUTED.......................................................56



                                  ARTICLE NINE



SUPPLEMENTAL INDENTURES



SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.................................56

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS....................................57

SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES...............................................58

SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES..................................................58

SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT................................................59

SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.................................59



                                   ARTICLE TEN



COVENANTS



SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST........................................59

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY...................................................59

SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.................................60

SECTION 1004. EXISTENCE.........................................................................61

SECTION 1005. STATEMENT BY OFFICERS AS TO DEFAULT...............................................61

SECTION 1006. WAIVER OF CERTAIN COVENANTS.......................................................62

SECTION 1007. ADDITIONAL AMOUNTS................................................................62



                                 ARTICLE ELEVEN



REDEMPTION OF SECURITIES



SECTION 1101. APPLICABILITY OF ARTICLE..........................................................63

SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.............................................63

SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.................................63

SECTION 1104. NOTICE OF REDEMPTION..............................................................64

SECTION 1105. DEPOSIT OF REDEMPTION PRICE.......................................................64

SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.............................................65


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


SECTION 1107. SECURITIES REDEEMED IN PART.......................................................65

SECTION 1108. PURCHASE OF SECURITIES............................................................65



                                 ARTICLE TWELVE



SINKING FUNDS



SECTION 1201. APPLICABILITY OF ARTICLE..........................................................66

SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.............................66

SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.........................................66



                                ARTICLE THIRTEEN



SUBORDINATION



SECTION 1301. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS....................................67

SECTION 1302. NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.................................67

SECTION 1303. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON

              DISSOLUTION, LIQUIDATION OR REORGANIZATION........................................68

SECTION 1304. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS...........................69

SECTION 1305. OBLIGATIONS OF THE COMPANY UNCONDITIONAL..........................................70

SECTION 1306. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE...........71

SECTION 1307. APPLICATION BY TRUSTEE OF AMOUNTS DEPOSITED WITH IT...............................71

SECTION 1308. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR

              HOLDERS OF SENIOR INDEBTEDNESS....................................................71

SECTION 1309. TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.................................72

SECTION 1310. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS......................................72

SECTION 1311. ARTICLE THIRTEEN NOT TO PREVENT EVENTS OF DEFAULT.................................72

SECTION 1312. NO FIDUCIARY DUTY OF TRUSTEE TO HOLDERS OF SENIOR INDEBTEDNESS....................72

SECTION 1313. ARTICLE APPLICABLE TO PAYING AGENT................................................73



                                ARTICLE FOURTEEN



MEETINGS OF HOLDERS OF SECURITIES



SECTION 1401. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.........................................73

SECTION 1402. CALL, NOTICE AND PLACE OF MEETINGS................................................73

SECTION 1403. PERSONS ENTITLED TO VOTE AT MEETINGS..............................................74

SECTION 1404. QUORUM; ACTION....................................................................74

SECTION 1405. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS...............75

SECTION 1406. COUNTING VOTES AND RECORDING ACTION OF MEETINGS...................................75


          INDENTURE, dated as of _______________, _____ between KEY ENERGY

SERVICES, INC., a corporation duly organized and existing under the laws of the

State of Maryland (herein called the "Company"), having its principal office at

400 South River Road, New Hope, Pennsylvania 18938, and [TRUSTEE], a [national banking association], as Trustee (herein called the "Trustee"), the office of the Trustee at which at the date hereof its corporate trust business is principally administered being [TRUSTEE'S ADDRESS].



                             RECITALS OF THE COMPANY



          The Company has duly authorized the execution and delivery of this

Indenture to provide for the issuance from time to time of its subordinated debentures, notes or other evidences of indebtedness (herein called the

"Securities"), to be issued in one or more series as in this Indenture provided.



          This Indenture is subject to the provisions of the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.



          All things necessary to make this Indenture a valid agreement of the

Company, in accordance with its terms, have been done.



          NOW, THEREFORE, THIS INDENTURE WITNESSETH:



          For and in consideration of the premises and the purchase of the

Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:



                                   ARTICLE ONE



                        DEFINITIONS AND OTHER PROVISIONS

                             OF GENERAL APPLICATION



SECTION 101. DEFINITIONS.



          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:



          (1)     the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;



          (2)     all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such

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     accounting principles as are generally accepted in the United States at the date of such computation;



          (3)     the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and



          (4)     Certain terms, used principally in Article Six, are defined in

     Section 102.



          "Act", when used with respect to any Holder, has the meaning specified in Section 105.



          "Additional Amounts" means any additional amounts that are required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.



          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,

"control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly,

whether through the ownership of voting securities, by contract or otherwise;

and the terms "controlling" and "controlled" have meanings correlative to the foregoing.



          "Agent Members" has the meaning specified in Section 203.



          "Authenticating Agent" means any Person, which may include the

Company, authorized by the Trustee to act on behalf of the Trustee pursuant to

Section 614 to authenticate Securities of one or more series.



          "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays,

and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.



          "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.



          "Board of Directors" means either the board of directors of the

Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the

Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.



          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.



          "Capital Stock" means, with respect to any Person, any and all shares,

interests, rights to purchase (other than convertible or exchangeable

Indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that Person.



          "Capitalized Lease Obligation" means rental obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles, and the amount of

Indebtedness represented by such obligations shall be the capitalized amount of such obligations, as determined in accordance with generally accepted accounting principles.



          "Commission" means the Securities and Exchange Commission created under the Securities Exchange Act of 1934, as amended, as from time to time constituted, or, if at any time after the execution of this instrument such

Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.



          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter

"Company" shall mean such successor Person.



          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board,

its President or a Vice President, and by its Treasurer, an Assistant Treasurer,

its Controller, an Assistant Controller, its Secretary or an Assistant

Secretary, and delivered to the Trustee.



          "Conversion Event" has the meaning specified in Section 501.



          "Corporate Trust Office" means the principal office of the Trustee in

[TRUSTEE'S CITY AND STATE] at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in the introductory paragraph of this Indenture.



          "Defaulted Interest" has the meaning specified in Section 307.



          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person designated as

Depositary by the Company pursuant to Section 301 with respect to the Securities of such series until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a

Depositary hereunder, and if at any time there is more than one such Person,

"Depositary" as used with respect to the Securities of any series shall mean each such Person.



          "Designated Senior Indebtedness," unless otherwise provided with respect to the Securities of a series as contemplated by Section 301, means any

Senior Indebtedness that (a) in the instrument evidencing the same or the assumption or guarantee thereof (or related documents to which the Company is a party) is expressly designated as "Designated Senior Indebtedness" for purposes of this Indenture and (b) satisfies such other conditions as may be provided with respect to the Securities of such series; PROVIDED that such instruments or documents may place limitations and conditions on the right of such Senior

Indebtedness to exercise the rights of Designated Senior Indebtedness.



          "Disqualified Capital Stock" means, when used with respect to the

Securities of any series, (a) except as set forth in (b), with respect to any

Person, Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such

Person or any Subsidiary of such Person, in whole or in part, on or prior to the final Stated Maturity of the Securities of such series, and (b) with respect to any Subsidiary of such Person (including with respect to any Subsidiary of the

Company), any Capital Stock other than any common stock with no preference,

privileges, or redemption or repayment provisions. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Capital Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Capital Stock if the terms of such

Capital Stock provide that the Company may not repurchase or redeem any such

Capital Stock pursuant to such provisions unless such repurchase or redemption complies with any provision hereof which requires the purchase, in whole or in part, of the Securities upon the occurrence of such change of control or asset sale.



          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.



          "Event of Default" has the meaning specified in Section 501.



          "Exchange Rate" has the meaning specified in Section 501.



          "Holder", when used with respect to any Security, means the Person in whose name the Security is registered in the Security Register.



          "Indebtedness" of any Person, unless otherwise provided with respect to the Securities of a series as contemplated by Section 301, means, without duplication, the following (whether currently outstanding or hereafter incurred or created): (i) all liabilities and obligations, contingent

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or otherwise, of any such Person (a) in respect of borrowed money (whether the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures or similar instruments, (c) representing the balance deferred and unpaid of the purchase price of any property or services, except such as would constitute trade payables to trade creditors in the ordinary course of business, (d) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (e) for the payment of money relating to a Capitalized Lease Obligation or (f) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (ii) all net obligations of such Person under Interest

Swap and Hedging Obligations; and (iii) all liabilities of others of the kind described in the preceding clause (i) or (ii) that such Person has guaranteed or that is otherwise its legal liability and all obligations to purchase, redeem or acquire any Capital Stock.



          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301 and the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument.



          "interest", when used with respect to an Original Issue Discount

Security which by its terms bears interest only after Maturity, means interest payable after Maturity.



          "interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.



          "Interest Swap and Hedging Obligation" means any obligation of any

Person pursuant to any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate exchange agreement,

currency exchange agreement or any other agreement or arrangement designed to protect against fluctuations in commodity prices, interest rates or currency values, including, without limitation, any arrangement whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a fixed or floating rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or floating rate of interest on the same notional amount.



          "Judgment Currency" has the meaning specified in Section 506.



          "Junior security" of a Person means, when used with respect to the

Securities of any series, any Qualified Capital Stock of such Person and any

Indebtedness of such Person that is subordinated in right of payment to the

Securities of such series to at least the same extent as the Securities of such series are subordinated to Senior Debt.



          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Obligations" means any principal, interest (including interest accruing on or after the date a bankruptcy case is commenced by or against any

Person obligated therefor, whether a claim for post- petition interest is allowed in such bankruptcy case), premium (if any), penalties, fees,

indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.



          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the

Controller, the Secretary or an Assistant Treasurer, Assistant Controller or

Assistant Secretary, of the Company, and delivered to the Trustee, which certificate shall comply with Section 103 hereof.



          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company, rendered, if applicable, in accordance with Section 314(c) of the Trust Indenture Act, which opinion shall comply with Section 103 hereof.



          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.



          "Outstanding", when used with respect to Securities of a series,

means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, EXCEPT:



          (i)     Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;



          (ii)    Securities for whose payment or redemption money in the

     necessary amount has been theretofore irrevocably deposited with the

     Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own

     Paying Agent) for the Holders of such Securities; PROVIDED that, if such

     Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the

     Trustee has been made; and



          (iii)   Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;



PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand,

authorization, direction, notice, consent or waiver hereunder, or whether a quorum is present at a meeting of Holders of Securities, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be

Outstanding for such purposes shall be the principal amount thereof that would be due and payable as of the date of
such determination if the Maturity thereof were accelerated on such date pursuant to Section 502, (b) the principal amount of a Security denominated in a foreign currency shall be the U.S. dollar equivalent, determined by the Company on the date of original issuance of such Security, of the principal amount (or,

in the case of an Original Issue Discount Security, the U.S. dollar equivalent,

determined on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security and (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the

Company or of such other obligor shall be disregarded and deemed not to be

Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice,

consent or waiver or upon any such determination as to the presence of a quorum,

only Securities which the Trustee knows to be so owned shall be so disregarded.

Securities so owned which have been pledged in good faith may be regarded as

Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.



          "Paying Agent" means any Person, which may include the Company,

authorized by the Company to pay the principal of (and premium, if any) or interest on or Additional Amounts with respect to any one or more series of

Securities on behalf of the Company.



          "Payment Default" has the meaning specified in Section 1302(a).



          "Payment Notice" has the meaning specified in Section 1302(b).



          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust,

unincorporated organization or government or any agency or political subdivision thereof or any other entity of any kind.



          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any)

and interest on and any Additional Amounts with respect to the Securities of that series are payable as specified in accordance with Section 301 subject to the provisions of Section 1002.



          "Predecessor Security" of any particular Security means every previous

Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.



          "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.



          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to the terms of such Security and this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to the terms of such Security and this Indenture.



          "Regular Record Date" for the interest payable on any Interest Payment

Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301, or, if not so specified, the last day of the calendar month preceding such Interest Payment Date if such Interest Payment

Date is the fifteenth day of the calendar month or the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment

Date is the first day of a calendar month, whether or not such day shall be a

Business Day.



          "Required Currency" has the meaning specified in Section 506.



          "Responsible Officer", when used with respect to the Trustee, means the Chairman or any Vice Chairman of the Board of Directors, the Chairman or any

Vice Chairman of the Executive Committee of the Board of Directors, the Chairman

of the Trust Committee, the President, any Vice President, the Secretary, any

Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any

Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller

or any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter,

any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.



          "Securities" has the meaning stated in the first recital of this

Indenture and more particularly means any Securities authenticated and delivered under this Indenture.



          "Security Custodian" means, with respect to Securities of a series issued in global form, the Trustee for Securities of such series, acting in its capacity as custodian with respect to the Securities of such series, or any successor entity thereto, or any other Person designated by such Trustee, or such successor entity, to act as custodian with respect to the Securities of such series.



          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.



          "Senior Indebtedness" of any Person, unless otherwise provided with respect to the Securities of a series as contemplated by Section 301, means (i)

all Indebtedness of such Person, whether currently outstanding or hereafter issued, unless, by the terms of the instrument creating or evidencing such

Indebtedness, it is provided that such Indebtedness is not superior in right of payment to the Securities or to other Indebtedness which is PARI PASSU with or subordinated to the Securities, (ii) all Interest Swap and Hedging Obligations

with respect to items described in the preceding clause (i), (iii) all

Obligations with respect to the items described in the preceding clauses (i) and

(ii), and (iv) any modifications, refundings, deferrals, renewals or extensions of any such Indebtedness or securities, notes or other evidences of Indebtedness issued in exchange for such Indebtedness; PROVIDED that in no event shall

"Senior Indebtedness" include (a) Indebtedness of such Person owed or owing to any Subsidiary of such Person, (b) any trade payable incurred by such

Person for the purchase of goods or materials or for services obtained in the ordinary course of business or (c) any liability for federal, state, local or other taxes owed or owing by such Person.



          "Special Record Date" for the payment of any Defaulted Interest on the

Securities of any series means a date fixed by the Trustee pursuant to Section

307.



          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.



          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other

Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.



          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 905.



          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter

"Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to

Securities of that series.



          "United States" means the United States of America (including the

States and the District of Columbia) and its "possessions", which include Puerto

Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the

Northern Mariana Islands.



          "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual,

a non-resident alien or foreign fiduciary of an estate or trust, or a foreign partnership.



          "U.S. Government Obligations" has the meaning specified in

Section 401.



          "Vice President" when used with respect to the Company or the Trustee,

means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".



          "Wholly Owned Subsidiary" means a corporation all the outstanding voting stock, or other equity interests (other than any directors' qualifying shares) of which is owned, directly or indirectly, by the Company or by one or more other Wholly Owned Subsidiaries, or by the Company and one or more other

Wholly Owned Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.



          "Yield to Maturity", when used with respect to any Original Issue

Discount Security, means the yield to maturity, if any, set forth on the face thereof.



SECTION 102. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.



          Whenever this Indenture refers to a provision of the Trust Indenture

Act, the provision is incorporated by reference in and made a part of this

Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:



          "indenture securities" means the Securities.



          "indenture security holder" means a Holder.



          "indenture to be qualified" means this Indenture.



          "indenture trustee" or "institutional trustee" means the Trustee.



          "obligor" on the indenture securities means the Company or any other obligor on the Securities.



          All terms used in this Indenture that are defined by the Trust

Indenture Act, defined by Trust Indenture Act reference to another statute or defined by a Commission rule under the Trust Indenture Act and not otherwise defined herein have the meanings assigned to them therein.



SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS.



          Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an

Officers' Certificate stating that all conditions precedent, if any (including any covenants the compliance with which constitutes a condition precedent,

provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any (including any covenants the compliance with which constitutes a condition precedent) have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this

Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.



          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1)     a statement that each Person signing such certificate or

opinion has read such covenant or condition and the definitions herein relating thereto;



          (2)     a brief statement as to the nature and scope of the

examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;



          (3)     a statement that, in the opinion of each such Person, such

     Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and



          (4)     a statement as to whether, in the opinion of each such Person,

     such condition or covenant has been complied with.



SECTION 104. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.



          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such

Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.



          Any certificate or opinion of an officer of the Company may be based,

insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the

Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.



          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.



SECTION 105. ACTS OF HOLDERS; RECORD DATES.



     (a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing.

Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record thereof or both are delivered to the Trustee and, where it is hereby expressly required, to the

Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the

"Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding of any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601)

conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.



          The Company may set in advance a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture. If a record date is fixed, those Persons who were Holders of Outstanding Securities at such record date (or their duly designated proxies), and only those Persons,

shall be entitled with respect to such Securities to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such

Persons continue to be Holders after such record date. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice thereof to be given to the Trustee in writing in the manner provided in Section 106 and to the relevant Holders as set forth in Section 107.



          (b)     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.



          (c)     The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security

Register.



          (d)     Any request, demand, authorization, direction, notice,

consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Any Holder or subsequent Holder may revoke the request,

demand, authorization, direction, notice, consent or other Act as to his

Security or portion of his Security; PROVIDED, HOWEVER, that such revocation shall be effective only if the Trustee receives the notice of revocation before the date the Act becomes effective.

SECTION 106. NOTICES, ETC., TO TRUSTEE AND COMPANY.



          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,



          (1)     the Trustee by any Holder or by the Company shall be

     sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:

     Corporate Trust Administration, or



          (2)     the Company by the Trustee or by any Holder shall be

     sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the

     Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, Attention: Corporate

     Secretary.



SECTION 107. NOTICE TO HOLDERS; WAIVER OF NOTICE.



          Where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.



          In case by reason of the suspension of regular mail service, or by reason of any other cause it shall be impracticable to give such notice to

Holders of Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case in which notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security, shall affect the sufficiency of such notice with respect to other Holders of Securities.



          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.



SECTION 108. CONFLICT WITH TRUST INDENTURE ACT.



          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust

Indenture Act, such provision of the Trust Indenture Act or such other provision hereof which is required to be included by any provision of the Trust Indenture

Act shall
control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the former provision shall be deemed to apply to this Indenture as so modified or to be excluded.



SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS.



          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.



SECTION 110. SUCCESSORS AND ASSIGNS.



          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.



SECTION 111. SEPARABILITY CLAUSE.



          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.



SECTION 112. BENEFITS OF INDENTURE.



          Nothing in this Indenture or in the Securities, express or implied,

shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent, Paying Agent, Security Registrar, Security

Custodian, the Holders and holders of any Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.



SECTION 113. GOVERNING LAW.



          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby.



SECTION 114. LEGAL HOLIDAYS.



          In any case where any Interest Payment Date, Redemption Date or Stated

Maturity of any Security shall not be a Business Day at any Place of Payment,

then (notwithstanding any other provision of this Indenture or of the

Securities) payment of principal and interest (and premium and Additional

Amounts, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption

Date, or at the Stated Maturity, PROVIDED that no interest shall accrue with respect to such payment for the period from and after such Interest Payment

Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 115. CORPORATE OBLIGATION.



          No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Company or the Trustee or of any predecessor or successor of the

Company or the Trustee with respect to the Company's obligations on the

Securities or the obligations of the Company or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith.



                                   ARTICLE TWO



                                 SECURITY FORMS



SECTION 201. FORMS GENERALLY.



          The Securities of each series shall be in fully registered form and in substantially such form or forms (including temporary or permanent global form)

as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions,

omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may,

consistently herewith, be determined by the officers executing such Securities,

as evidenced by their execution of the Securities. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. A copy of the Board Resolution establishing the form or forms of Securities of any series

(or any such temporary global Security) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary global

Security).



          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.



SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.



          The Trustee's certificate of authentication shall be in substantially the following form:

          "This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.



                                          [___________________________________],

                                                 AS TRUSTEE



                                             By

                                               ---------------------------

                                                  AUTHORIZED SIGNATORY".



SECTION 203. SECURITIES IN GLOBAL FORM.



          If Securities of a series are issuable in global form, as contemplated by Section 301, then, notwithstanding clause (10) of Section 301 and the provisions of Section 302, any such Security shall represent such of the

Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding

Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount,

or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company

Order to be delivered to the Trustee pursuant to Section 303 or Section 304.

Subject to the provisions of Section 303 and, if applicable, Section 304, the

Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such

Security or in the applicable Company Order. With respect to the Securities of any series that are represented by a Security in global form, the Company authorizes the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such global Security.

Any Security in global form may be deposited with the Depositary or its nominee,

or may remain in the custody of the Security Custodian therefor pursuant to a

FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 103 and need not be accompanied by an

Opinion of Counsel.



          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Security issued in global form held on their behalf by the Depositary, or the Security Custodian as its custodian, or under such global Security, and the Depositary may be treated by the Company, the Security Custodian and any agent of the Company or the

Trustee as the absolute owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a

Security of any series issued in global form may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder of such series is entitled to take under this Indenture or the Securities of such series and

(ii) nothing herein shall prevent the Company, the Security Custodian or any agent of the Company or the Security

Custodian, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the

Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.



          Notwithstanding Section 305, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in an aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company.

On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered from time to time in accordance with instructions given to the Trustee and the Depositary (which instructions shall be in writing but need not comply with Section 103 or be accompanied by an

Opinion of Counsel) by the Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the

Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global

Security, a like aggregate principal amount of other definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged; PROVIDED, HOWEVER, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series is to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part,

such permanent global Security marked to evidence the partial exchange shall be returned by the Trustee to the Depositary or such other depositary referred to above in accordance with the instructions of the Company referred to above. If a definitive Security is issued in exchange for any portion of a permanent global

Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special

Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted

Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security,

but will be payable on such Interest Payment Date or proposed for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.



          Notwithstanding Section 305, except as otherwise specified as contemplated by Section 301, transfers of a Security issued in global form shall be limited to transfers of such global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Security issued in global form may be transferred in accordance with the rules and procedures of the Depositary. Securities of any series shall be transferred to all beneficial owners of a global Security of such series in exchange for their beneficial interests in that global Security if, and only if, either (1) the Depositary notifies the Company that it is unwilling or
unable to continue as Depositary for the global Security of such series and a successor Depositary is not appointed by the Company within 90 days of such notice, (2) an Event of Default has occurred with respect to such series and is continuing and the Security Registrar has received a request from the Depositary or the Trustee to issue Securities of such series in lieu of all or a portion of that global Security (in which case the Company shall deliver Securities of such series within 30 days of such request) or (3) the Company determines not to have the Securities of such series represented by a global Security.



          In connection with any transfer of a portion of the beneficial interest in a global Security of any series to beneficial owners pursuant to this Section 203, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the global Security of that series in an amount equal to the principal amount of the beneficial interest in the global Security of that series to be transferred, and the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of Securities of that series shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.



          In connection with the transfer of all the beneficial interests in a global Security of any series to beneficial owners pursuant to this Section 203,

the global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the global Security, an equal aggregate principal amount of Securities of that series of authorized denominations.



          Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities of any series by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related global

Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on,

instructions from such global Security Holder or the Depositary for all purposes

(including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).



          The provisions of the last sentence of Section 303 shall apply to any

Security in global form if such Security was never issued and sold by the

Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.



          Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest on and any Additional Amounts with respect to any

Security in permanent global form shall be made to the Person or Persons specified therein.

          Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the

Company or of the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a global Security as shall be specified in a written statement, if any, of the Holder of such global Security,

which is produced to the Security Registrar by such Holder.



          Global Securities may be issued in either temporary or permanent form.

Permanent global Securities will be issued in definitive form.



                                  ARTICLE THREE



                                 THE SECURITIES



SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.



          The aggregate principal amount of Securities which may be

authenticated and delivered under this Indenture is unlimited.



          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers'

Certificate or in a Company Order, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,



          (1)     the title of the Securities of the series (which shall

     distinguish the Securities of the series from all other Securities);



          (2)     any limit upon the aggregate principal amount of the

     Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other

     Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);



          (3)     whether any Securities of the series are to be issuable

     initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, and, if so, whether beneficial owners of interests in any such global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 203, and the

     Depositary for any Global Security or Securities of such series;



          (4)     (i) if other than as provided herein, the Person to whom any interest on Securities of the series shall be payable, and (ii) the manner in which any interest payable on a temporary global Security on any

     Interest Payment Date will be paid if other than in the manner provided in

     Section 304;

          (5)     the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable or the method of determination thereof,



          (6)     the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which such interest shall accrue,

     the Interest Payment Dates on which such interest shall be payable and, if other than as set forth in Section 101, the Regular Record Date for the interest payable on any Securities on any Interest Payment Date;



          (7)     the place or places where, subject to the provisions of

     Section 1002, the principal of (and premium, if any), any interest on and any Additional Amounts with respect to the Securities of the series shall be payable;



          (8)     the period or periods within which, the price or prices

     (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series may be redeemed,

     in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company must exercise any such option, if different from those set forth herein;



          (9)     the obligation, if any, of the Company to redeem or purchase

     Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased in whole or in part pursuant to such obligation;



          (10)    the denomination in which any Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;



          (11)    the currency or currencies (including composite currencies) if other than Dollars, or the form, including equity securities, other debt securities (including Securities), warrants or any other securities or property of the Company or any other Person, in which payment of the principal of (and premium, if any), any interest on and any Additional

     Amounts with respect to the Securities of the series shall be payable;



          (12)    if the principal of (and premium, if any) or interest on or any Additional Amounts with respect to the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the currency or currencies

     (including composite currencies) in which payment of the principal of (and premium, if any) and interest on, and any Additional Amounts with respect to, Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (13)    if the amount of payments of principal of (and premium, if any), any interest on and any Additional Amounts with respect to the

     Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;



          (14)    if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to

     Section 502;



          (15)    any additional means of satisfaction and discharge of this

     Indenture with respect to Securities of the series pursuant to Section 401,

     any additional conditions to discharge pursuant to Section 401 or 403 and the application, if any, of Section 403;



          (16)    any deletions or modifications of or additions to the

     definitions set forth in Section 101, the Events of Default set forth in

     Section 501 or covenants of the Company set forth in Article Ten pertaining to the Securities of the series;



          (17)    if the Securities of the series are to be convertible into or exchangeable for equity securities, other debt securities (including

     Securities), warrants or any other securities or property of the Company or any other Person, at the option of the Company or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange;



          (18)    any modifications to Article Thirteen or any other provisions regarding subordination with respect to the Securities of that series; and



          (19)    any other terms of the series (which terms shall not be

     inconsistent with the provisions of this Indenture).



          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.



          At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Security Register.



          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an

Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          The Securities shall be subordinated in right of payment to Senior

Indebtedness as provided in Article Thirteen.



SECTION 302. DENOMINATIONS.



          The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiple thereof. Unless otherwise provided as contemplated by

Section 301 with respect to any series of Securities, any Securities of a series denominated in a currency other than Dollars shall be issuable in denominations that are the equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is reported or otherwise made available by the Federal Reserve Bank of

New York, on the applicable issue date for such Securities, of $1,000 and any integral multiple thereof.



SECTION 303. EXECUTION, AUTHENTICATION DELIVERY AND DATING.



          The Securities shall be executed on behalf of the Company by its

Chairman of the Board, its President, its Treasurer or one of its Vice

Presidents, under its corporate seal reproduced thereon or affixed thereto attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.



          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company,

notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.



          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the

Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.



          If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions or any other method permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to

Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,



          (a)     if the form of such Securities has been established by or

     pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (b)     if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

     and



          (c)     that such Securities, when authenticated and delivered by the

     Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal,

     valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement is subject to the effect of

     (i) bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).



If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.



          Each Security shall be dated the date of its authentication.



          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any

Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such

Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 103 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.



SECTION 304. TEMPORARY SECURITIES.



          Pending the preparation of definitive Securities of any series, the

Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten,

mimeographed or otherwise produced, in any authorized denomination,

substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions,

substitutions and other variations as the officers of the Company executing such

Securities may determine, as evidenced by their execution of such Securities.



          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive

Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.



          All Outstanding temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive

Securities of the same series and of like tenor authenticated and delivered hereunder.



SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.



          The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section 1002 a register

(the register maintained in such office and in any other office or agency of the

Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities of such series. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.



          Except as set forth in Section 203 or as may be provided pursuant to

Section 301, upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the

Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount.



          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the

Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.



          All Securities issued upon any registration of transfer or exchange of

Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the

Holder thereof or his attorney duly authorized in writing.



          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchange pursuant to Section 304, 906 or 1107 not involving any transfer.



          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of

Securities of such series selected for redemption and ending at the close of business on the day of the mailing of the relevant notice of redemption or (ii)

to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.



SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.



          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.



          If there shall be delivered to the Company and the Trustee (i)

evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen

Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.



          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may,

instead of issuing a new Security, pay such Security.



          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including any fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed,

lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.



          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.



SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.



          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company by check mailed or delivered to the address of any Person entitled thereto as such address shall appear in the Security Register.



          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:



          (1)     The Company may elect to make payment of any Defaulted

     Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted

     Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment,

     such money when deposited to be held in trust for the benefit of the

     Persons entitled to such Defaulted Interest as provided in this Clause.

     Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special

     Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special

     Record Date therefor to be mailed, first-class postage prepaid, to each

     Holder of Securities of such series at his address as it appears in the

     Security Register, not less than 10 days prior to such Special Record Date.

     The Trustee may, in its discretion,
     in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper, but such publication shall not be a condition precedent to the establishment of such Special

     Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted

     Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).



          (2)     The Company may make payment of any Defaulted Interest on the

     Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the

     Trustee.



          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture, upon registration of transfer of, in exchange for or in lieu of, any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.



SECTION 308. PERSONS DEEMED OWNERS.



          Prior to due presentment of a Security for registration of transfer,

the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such

Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.



SECTION 309. CANCELLATION.



          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee.

All Securities so delivered shall be promptly cancelled by the Trustee. The

Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section,

except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order, and the

Trustee shall maintain a record of their disposal; PROVIDED that the Trustee shall not be required to destroy such Securities in contravention of record retention requirements of the Securities Exchange Act of 1934, as amended.



SECTION 310. COMPUTATION OF INTEREST.

          Except as otherwise specified as contemplated by Section 301 for

Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.



SECTION 311. CUSIP NUMBERS.



          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.



                                  ARTICLE FOUR



                     SATISFACTION, DISCHARGE AND DEFEASANCE



SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.



          This Indenture shall upon Company Request cease to be of further effect with respect to Securities of a series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to Securities of such series, when



          (1)     either



                  (A)   all Securities of such series theretofore authenticated

          and delivered (other than (i) Securities which have been destroyed,

          lost or stolen and which have been replaced or paid as provided in

          Section 306, and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the

          Trustee for cancellation; or



                  (B)   with respect to all Outstanding Securities of such

          series not theretofore delivered to the Trustee for cancellation, the

          Company has deposited or caused to be deposited with the Trustee as trust funds, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government

          Obligations maturing as to principal and interest in such amounts and at such times as will (together with the income to accrue thereon and without consideration of any reinvestment thereof) be sufficient to pay and discharge (with such delivery in trust to be for the stated

          purpose of paying and discharging) the entire indebtedness on all

          Outstanding Securities of such series not theretofore delivered to the

          Trustee for cancellation for principal (and premium and Additional

          Amounts, if any) and interest to the Stated Maturity or any Redemption

          Date contemplated by the penultimate paragraph of this Section, as the case may be; or



                  (C)   the Company has properly fulfilled such other means of

          satisfaction and discharge as is specified, as contemplated by Section

          301, to be applicable to the Securities of such series;



          (2)     the Company has paid or caused to be paid all other sums

     payable hereunder by the Company with respect to the Outstanding Securities of such series;



          (3)     the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the discharge of Securities of such series pursuant to this Section 401;



          (4)     the Company has delivered to the Trustee an Officers'

     Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series have been complied with;



          (5)     if the conditions set forth in Section 401(1)(A) have not been satisfied, and unless otherwise specified pursuant to Section 301 for the

     Securities of such series, the Company has delivered to the Trustee an

     Opinion of Counsel to the effect that the Holders of Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, satisfaction and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit, satisfaction and discharge had not occurred; and



          (6)     no Default or Event of Default with respect to the Securities of such issue shall have occurred and be continuing on the date of such deposit or, insofar as clauses (5) or (6) of Section 501 are concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).



          For the purposes of this Indenture, "U.S. Government Obligations"

means direct non-callable obligations of, or non-callable obligations the payment of principal of and interest on which is guaranteed by, the United

States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, or beneficial interests in a trust the corpus of which consists exclusively of money or such obligations or a combination thereof.



          If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the trust agreement referred to in subclause (B) of clause (1) of this Section shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the

Trustee in the name, and at the expense, of the Company.



          Notwithstanding the satisfaction and discharge of this Indenture with respect to the Outstanding Securities of such series pursuant to this Section

401, the obligations of the Company to the Trustee under Section 607, the obligations to any Authenticating Agent under Section 614 and, except for a discharge pursuant to subclause (A) of clause (1) of this Section, the obligations of the Company under Sections 305, 306, 404, 610(e), 701, 1001 and

1002 and the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.



SECTION 402. APPLICATION OF TRUST MONEY.



          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, and this

Indenture, to the payment, either directly or through any Paying Agent

(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest and Additional Amounts for the payment of which such money has been deposited with the Trustee.



SECTION 403. DISCHARGE OF LIABILITY ON SECURITIES OF ANY SERIES.



          If this Section is specified, as contemplated by Section 301, to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of such series, the obligation of the Company under this Indenture and the Securities of such series to pay the principal of (and premium, if any) and interest on and any Additional Amounts with respect to Securities of such series, shall cease,

terminate and be completely discharged and the Trustee, at the expense of the

Company, shall execute proper instruments acknowledging such satisfaction and discharge, when



          (1)     the Company has complied with the provisions of Section 401

     (other than any additional conditions specified pursuant to Sections 301 and 401(3) and except that the Opinion of Counsel referred to in Section

     401(5) shall state that it is based on a ruling by the Internal Revenue

     Service or other change since the date hereof under applicable Federal income tax law) with respect to all Outstanding Securities of such series;



          (2)     the Company has delivered to the Trustee a Company Request requesting such satisfaction and discharge;



          (3)     the Company has complied with any other conditions specified pursuant to Section 301 to be applicable to the discharge of Securities of such series pursuant to this Section 403; and

          (4)     the Company has delivered to the Trustee an Officers'

     Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the discharge of the indebtedness on the Outstanding Securities of such series have been complied with.



          Upon the satisfaction of the conditions set forth in this Section with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; PROVIDED that, the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law or pursuant to Section 305 or 306.



SECTION 404. APPLICABILITY OF DEFEASANCE PROVISIONS; COMPANY'S OPTION TO EFFECT

DEFEASANCE OR COVENANT DEFEASANCE.



          Except as otherwise specified as contemplated by Section 301 for the

Securities of any series, the provisions of Sections 404 through 410 inclusive,

with such modifications thereto as may be specified pursuant to Section 301 with respect to any series of Securities, shall be applicable to the Securities.



SECTION 405. DEFEASANCE AND DISCHARGE.



          On and after the date on which the conditions set forth in Section 407 are satisfied with respect to the Securities of any series, the Company shall be deemed to have paid and been discharged from its obligations with respect to such Securities (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 408 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, upon payment of all amounts due it under Section 607, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities to receive, solely from the trust funds described in Section 407(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such

Securities when such payments are due; (ii) the Company's obligations with respect to such Securities under Sections 305, 309, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, payable with respect to such Securities as specified pursuant to clause (13) of Section 301; (iii) the

Company's obligations with respect to a conversion or exchange of such

Securities; (iv) the rights, powers, trusts, duties and immunities of the

Trustee hereunder; and (v) this Article Four. Subject to compliance with this

Article Four, the Company may defease the Securities of any series under this

Section 405 notwithstanding a prior covenant defeasance (as defined herein)

under Section 406
with respect to such Securities. Following a defeasance, payment of such

Securities may not be accelerated because of an Event of Default.



SECTION 406. COVENANT DEFEASANCE.



          On and after the date on which the conditions set forth in Section 407

(other than Section 407(c)) are satisfied with respect to the Securities of or within any series, (i) the Company shall be released from its obligations under

Sections 801 and 1004 and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Securities and (ii) the occurrence of any event specified in clauses (4) and (7) of Section 501 (with respect to any of the obligations described in clause (i) above) shall be deemed not to be or result in an Event of Default (hereinafter, "covenant defeasance"),

and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver,

consent or declaration or Act of Holders (and the consequences of any thereof)

in connection with Section 801 or Section 1004, such other covenant specified pursuant to Section 301, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that,

with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under clauses (4) and (7)

of Section 501 or otherwise, as the case may be, but, except as specified above the remainder of this Indenture and such Securities and any interest coupons appertaining thereto shall be unaffected thereby.



SECTION 407. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.



          The following shall be the conditions to application of Section 405 or

Section 406 to any Securities of any series:



          (a)     the Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of

Section 609 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 404 through 410 inclusive and the last paragraph of Section 1003 applicable to the Trustee, for purposes of such

Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 407(a), specifically pledged as security for, and dedicated solely to, the benefit of Holders of such

Securities, with written instructions to the Trustee as to the application thereof, (i) money in an amount (in such currency, currencies or currency unit or units in which such Securities are then specified as payable at Stated

Maturity), or (ii) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 407(a), money in an amount or (iii) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants or a nationally recognized
investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (x) the principal of, premium, if any, and interest, if any, on such Securities on the Stated Maturity of such principal or installment of principal or interest and (y) any mandatory sinking fund payments applicable to such Securities on the date on which such payments are due and payable in accordance with the terms of this Indenture and such Securities. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article

Eleven which shall be given effect in applying the foregoing;



          (b)     no Default or Event of Default with respect to the Securities of that series shall have occurred or be continuing on the date of such a deposit or shall occur as a result of such a deposit or, insofar as clauses (5)

and (6) of Section 501 are concerned, shall occur at any time during the period ending on the 91st day after the date of such deposit;



          (c)     in the case of an election under Section 405, the Company

shall have delivered to the Trustee an Officers' Certificate and an Opinion of

Counsel to the effect that (i) the Company has received from or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable U.S.

Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities and any interest coupons appertaining thereto will not recognize income, gain or loss for U.S.

Federal income tax purposes as a result of such defeasance and will be subject to U.S. Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;



          (d)     in the case of an election under Section 406, the Company

shall have delivered to the Trustee an Officers' Certificate and an Opinion of

Counsel to the effect that the Holders of such Securities and any interest coupons appertaining thereto will not recognize income, gain or loss for U.S.

Federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and covenant defeasance had not occurred;



          (e)     the Company shall have delivered to the Trustee an Officers'

Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 405 or the covenant defeasance under

Section 406 (as the case may be) have been complied with;



          (f)     such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by

Section 301; and



          (g)     at the time of such deposit: (i) no Default in the payment of principal of (or premium, if any) or interest on any Senior Debt shall have occurred and be continuing or (ii) no other Event of Default with respect to any

Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either clause (i) or clause

(ii) above, each such Default or Event of Default shall have been cured or waived or shall have ceased to exist.



SECTION 408. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST.



          Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee pursuant to Section 407 in respect of any Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such

Securities and this Indenture, to the payment, either directly or through any

Paying Agent (including the Company acting as its own Paying Agent) as the

Trustee may determine, to Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except as provided herein and except to the extent required by law.



SECTION 409. REPAYMENT TO COMPANY.



          The Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or U.S. Government Obligations (or proceeds therefrom), or any other securities held by them at any time.



          The provisions of the last paragraph of Section 1003 shall apply to any money or securities held by the Trustee or any Paying Agent under this

Article Four that remain unclaimed for two years after the Maturity of any series of Securities for which money or securities have been deposited pursuant to Section 407(a).



SECTION 410. INDEMNITY FOR GOVERNMENT OBLIGATIONS.



          The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest and any other amount received on such Government Obligations.



SECTION 411. REINSTATEMENT.



          If the Trustee or Paying Agent is unable to apply any money or U.S.

Government Obligations deposited with respect to Securities of any series in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining,

restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Securities of such series and the

Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 or Section 407 until such time as the

Trustee or Paying Agent is permitted to apply all such money or U.S. Government

Obligations in accordance with Section 401 or Section 407; PROVIDED, HOWEVER,

that if the Company has made any payment of principal of (or premium, if any),

or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.



                                  ARTICLE FIVE



                                    REMEDIES



SECTION 501. EVENTS OF DEFAULT.



          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such

Event of Default and whether it shall be occasioned by the provisions of Article

Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:



          (1)     default in the payment of any interest on or any Additional

     Amounts with respect to any Security of that series when such interest or

     Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or



          (2)     default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or



          (3)     default in the deposit of any mandatory sinking fund payment,

     when and as due by the terms of a Security of that series and continuance of such default for a period of 30 days; or



          (4)     default in the performance or breach of any covenant or

     warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of

     Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the

     Trustee by the Holders of at least 25% in principal amount of all

     Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or



          (5)     the entry by a court having jurisdiction in the premises of

     (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in
     respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee,

     sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or



          (6)     the commencement by the Company of a voluntary case or

     proceeding under any applicable Federal or State bankruptcy, insolvency,

     reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy,

     insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it, of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or



          (7)     any other Event of Default provided with respect to Securities of that series.



          Notwithstanding the foregoing provisions of this Section 501, if the principal of (and premium, if any) or any interest on, or any Additional Amounts with respect to, any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency (or currencies) is

(or are) not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the

Company (a "Conversion Event"), the Company will be entitled to satisfy its obligations to Holders of the Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company by reference to the noon buying rate in

The City of New York for cable transfers for such currency ("Exchange Rate"), as such Exchange Rate is certified for customs purposes by the Federal Reserve Bank of New York on the date of such payment, or, if such rate is not then available,

on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 501, any payment made under such circumstances in Dollars where the required payment is in a currency other than

Dollars will not constitute an Event of Default under this Indenture.



          Promptly after the occurrence of a Conversion Event with respect to

Securities of any series, the Company shall give written notice thereof to the

Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in Section 107 to the Holders of such series. Promptly after the making of any payment in Dollars as a result of a

Conversion Event with respect to Securities of any series, the Company shall give notice in the manner provided
in Section 107 to the Holders of such series, setting forth the applicable

Exchange Rate and describing the calculation of such payments.



SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.



          If an Event of Default with respect to any Securities of any series at the time Outstanding occurs and is continuing, then in every such case the

Trustee or the Holders of not less than 25% in principal amount of the

Outstanding Securities of (i) the series affected by such default (in the case of an Event of Default described in clause (1), (2), (3) or (7) of Section 501)

or (ii) all series of Securities (subject to the immediately following sentence,

in the case of an Event of Default described in clause (4) of Section 501) may declare the principal amount (or, if any such Securities are Original Issue

Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of the series affected by such default or all series, as the case may be, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default described in clause (5) or (6) of Section 501 shall occur, the principal amount of the Outstanding Securities of all series IPSO FACTO shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.



          At any time after such a declaration of acceleration with respect to

Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series,

as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if



          (1)     the Company has paid or deposited with the Trustee a sum

     sufficient to pay



                  (A)  all overdue interest on, and any Additional Amounts with respect to, all Securities of that series (or of all series, as the case may be),



                  (B)  the principal of (and premium, if any, on) any Securities of that series (or of all series, as the case may be) which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such

          Securities (in the case of Original Issue Discount Securities, the

          Securities' Yield to Maturity),



                  (C)  to the extent that payment of such interest is lawful,

          interest upon overdue interest and any Additional Amounts at the rate or rates prescribed therefor in such Securities (in the case of

          Original Issue Discount Securities, the Securities' Yield to

          Maturity), and

                  (D)  all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;



     and



          (2)     all Events of Default with respect to Securities of that

     series (or of all series, as the case may be), other than the non-payment of the principal of Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 512.



No such rescission shall affect any subsequent default or impair any right consequent thereon.



SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.



          The Company covenants that if



          (1)     default is made in the payment of any installment of interest on, or any Additional Amounts with respect to, any Security of any series when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or



          (2)     default is made in the payment of the principal of (or

     premium, if any, on) any Security at the Maturity thereof,



the Company will, upon demand of the Trustee, pay to it, for the benefit of the

Holders of such Securities, the whole amount then due and payable on such

Securities for principal (and premium, if any) and interest and Additional

Amounts and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest and Additional Amounts, at the rate or rates prescribed therefor in such Securities (or in the case of Original Issue Discount

Securities, the Securities' Yield to Maturity), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.



          If the Company fails to pay such amounts forthwith upon such demand,

the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.



          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights
of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.



SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.



          In case of the pendency of any receivership, insolvency, liquidation,

bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the

Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (or lesser amount in the case of Original Issue Discount Securities) of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any), interest or any

Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,



          (i)     to file and prove a claim for the whole amount of principal

     (or lesser amount in the case of Original Issue Discount Securities) (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee

     (including any claim for the reasonable compensation, expenses,

     disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and



          (ii)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;



and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the

Trustee shall consent to the making of such payments directly to Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses,

disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.



          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceedings; PROVIDED, HOWEVER,

that the Trustee may, on behalf of Holders, vote for the election of a trustee in bankruptcy or similar official.



SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR

COUPONS.



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          All rights of action and claim under this Indenture or the Securities may be prosecuted and enforced by the Trustee without possession of any of the

Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of

Holders of the Securities in respect of which such judgment has been recovered.



SECTION 506. APPLICATION OF MONEY COLLECTED.



          Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any), interest or any Additional Amounts,

upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:



          FIRST: To the payment of all amounts due the Trustee under Section

     607;



          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on and any Additional

     Amounts with respect to the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such

     Securities for principal (and premium, if any), interest and Additional

     Amounts, respectively; and



          THIRD: The balance, if any, to the Person or Persons entitled thereto.



          To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of (or premium, if any) or interest on or any Additional Amounts with respect to the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the

New York Business Day next preceding that on which final judgment is given.

Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this

Section caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the

Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.



SECTION 507. LIMITATION ON SUITS.



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          Subject to Section 508, no Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless



          (1)     an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;



          (2)     the Holders of not less than 25% in principal amount of the

     Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;



          (3)     such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;



          (4)     the Trustee for 60 days after its receipt of such notice,

     request and offer of indemnity has failed to institute any such proceeding;

     and



          (5)     no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;



it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such

Holders.



SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL PREMIUM AND

INTEREST.



          Notwithstanding any other provision in this Indenture, each Holder of a Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307)

interest on and any Additional Amounts with respect to such Security on the

Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.



SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.



          If the Trustee or any Holder of any Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions



                                       41

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hereunder, and thereafter all rights and remedies of the Trustee and Holders shall continue as though no such proceeding had been instituted.



SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.



          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the

Trustee or to Holders is intended to be exclusive of any other right or remedy,

and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.



SECTION 511. DELAY OR OMISSION NOT WAIVER.



          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.



SECTION 512. CONTROL BY HOLDERS.



          With respect to Securities of any series, the Holders of a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under an Event of Default described in clause (1), (2), (3) or (7) of Section 501, and with respect to all Securities the Holders of a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under such an Event of Default, PROVIDED that in each such case



          (1)     such direction shall not be in conflict with any rule of law or with this Indenture, and



          (2)     the Trustee may take any other action deemed proper by the

     Trustee which is not inconsistent with such direction.



SECTION 513. WAIVER OF PAST DEFAULTS.



          Holders of a majority in principal amount of the Outstanding

Securities of any series may on behalf of Holders of all the Securities of such series waive any past default hereunder with



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respect to such series and its consequences, and Holders of a majority in principal amount of all Outstanding Securities may on behalf of Holders of all

Securities waive any other past default hereunder and its consequences, except in each case a default



          (1)     in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts with respect to, any Security, or



          (2)     in respect of a covenant or provision hereof which under

     Article Nine cannot be modified or amended without the consent of the

     Holder of each Outstanding Security affected.



          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.



SECTION 514. UNDERTAKING FOR COSTS.



          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees,

against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the

Company, to any suit instituted by the Trustee, to any suit instituted by any

Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium,

if any) or interest on, or any Additional Amounts with respect to, any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).



SECTION 515. WAIVER OF STAY OR EXTENSION LAWS.



          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted,

now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



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                                   ARTICLE SIX



                                   THE TRUSTEE



SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.



          (a)     Except during the continuance of an Event of Default with

     respect to the Securities of any series,



                  (1)  the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and



                  (2)  in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.



          (b)     In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.



          (c)     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, EXCEPT that



                  (1)  this Subsection shall not be construed to limit the

          effect of Subsection (a) of this Section;



                  (2)  the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;



                  (3)  the Trustee shall not be liable with respect to any

          action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series or of all series, determined as provided in Section 511, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this

          Indenture with respect to the Securities of such series; and



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



                  (4)  no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to

          it.



          (d)     Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.



SECTION 602. NOTICE OF DEFAULTS.



          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall give notice of such default hereunder known to the Trustee to all Holders of Securities of such series in the manner provided in Section 107, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on, or any

Additional Amounts with respect to, any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; AND PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series,

no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event, act or condition which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.



SECTION 603. CERTAIN RIGHTS OF TRUSTEE.



          Subject to the provisions of Section 601:



          (a)     the Trustee may rely and shall be protected in acting or

     refraining from acting upon any resolution, certificate, statement,

     instrument, opinion, report, notice, request, direction, consent, order,

     bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;



          (b)     any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a

     Board Resolution;



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



          (c)     whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;



          (d)     the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;



          (e)     the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such

     Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;



          (f)     the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement,

     instrument, opinion, report, notice, request, direction, consent, order,

     bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and



          (g)     the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and, except for any Affiliates of the Trustee, the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.



SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.



          The recitals contained herein and in the Securities, except the

Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

The Trustee makes no representations as to the validity or sufficiency of this

Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.



SECTION 605. MAY HOLD SECURITIES.



          The Trustee, any Authenticating Agent, any Paying Agent, any Security

Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections

608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security

Registrar or such other agent.



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SECTION 606. MONEY HELD IN TRUST.



          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.



SECTION 607. COMPENSATION AND REIMBURSEMENT.



          The Company agrees



          (1)     to pay to the Trustee from time to time compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);



          (2)     except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense,

     disbursement or advance as may be attributable to its negligence or bad faith; and



          (3)     to indemnify the Trustee and each of its directors, officers,

     employees, agents and/or representatives for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on each of their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder.



          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on, or any Additional Amounts with respect to, particular Securities.



          Any expenses and compensation for any services rendered by the Trustee after the occurrence of an Event of Default specified in clause (5) or (6) of

Section 501 shall constitute expenses and compensation for services of administration under all applicable federal or state bankruptcy, insolvency,

reorganization or other similar laws.



          The provisions of this Section shall survive the termination of this

Indenture.



SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.



          (a)     If the Trustee has or shall acquire any conflicting interest,

     as defined in this Section, with respect to the Securities of any series,

     it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with



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



     respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.



          (b)     In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register,

     notice of such failure.



          (c)     For the purposes of this Section, the term "conflicting

     interest" shall have the meaning specified in Section 310(b) of the Trust

     Indenture Act and the Trustee shall comply with Section 310(b) of the Trust

     Indenture Act; PROVIDED that there shall be excluded from the operation of

     Section 310(b)(1) of the Trust Indenture Act with respect to the Securities of any series any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the

     Company are outstanding, if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met. For purposes of the preceding sentence, the optional provision permitted by the second sentence of Section 310(b)(9) of the Trust Indenture Act shall be applicable.



SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.



          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of

America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or

State (or District of Columbia) authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.



          The Indenture shall always have a Trustee who satisfies the requirements of Sections 310(a)(1), 310(a)(2) and 310(a)(5) of the Trust

Indenture Act.



SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.



          (a)     No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.



          (b)     The Trustee may resign at any time with respect to the

     Securities of one or more series by giving written notice thereof to the

     Company. If the instrument of acceptance by a successor Trustee required by

     Section 611 shall not have been delivered to the resigning



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     Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.



          (c)     The Trustee may be removed at any time with respect to the

     Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the

     Trustee and to the Company.



          (d)     If at any time:



                  (1)  the Trustee shall fail to comply with Section 608(a)

          after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or



                  (2)  the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder of Securities, or



                  (3)  the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the

          Trustee with respect to all Securities, or (ii) subject to Section

          513, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.



          (e)     If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause,

     with respect to the Securities of one or more series, the Company, by a

     Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the

     Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 611. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the

     Company and accepted appointment in the manner required by Section 611 subject to Section 513, any Holder who has been a bona fide Holder of a

     Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the

     Securities of such series.



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



          (f)     The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail,

     postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.



SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.



          (a)     In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring

     Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor

     Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign,

     transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.



          (b)     In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the

     Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring

     Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3)

     shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates;

     but, on request of the Company or any successor Trustee, such retiring

     Trustee shall duly



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



     assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the

     Securities of that or those series to which the appointment of such successor Trustee relates.



          (c)     Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.



          (d)     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.



SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.



          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger,

conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article,

without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated,

but not delivered, by the Trustee then in office, any successor by merger,

conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.



SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.



          The Trustee shall comply with Section 311(a) of the Trust Indenture

Act, excluding any creditor relationship described in Section 311(b) of the

Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.



SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.



          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the

Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an

Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws
of the United States of America, any State thereof or the District of Columbia having a combined capital and surplus of not less than $50,000,000 or equivalent amount expressed in a foreign currency and subject to supervision or examination by Federal or State (or District of Columbia) authority or authority of such country. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.



          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an

Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.



          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such

Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating

Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor

Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor

Authenticating Agent shall be appointed unless eligible under the provisions of this Section.



          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the

Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.



          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          "This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.





                                                                               ,

                                           ------------------------------------

                                                 AS TRUSTEE





                                           By                                  ,

                                              ---------------------------------

                                                 AS AUTHENTICATING AGENT





                                           By

                                              ----------------------------------

                                                 AUTHORIZED SIGNATORY".





          Notwithstanding any provision of this Section 614 to the contrary, if at any time any Authenticating Agent appointed hereunder with respect to any series of Securities shall not also be acting as the Security Registrar hereunder with respect to any series of Securities, then, in addition to all other duties of an Authenticating Agent hereunder, such Authenticating Agent shall also be obligated: (i) to furnish to the Security Registrar promptly all information necessary to enable the Security Registrar to maintain at all times an accurate and current Security Register; and (ii) prior to authenticating any

Security denominated in a foreign currency, to ascertain from the Company the units of such foreign currency that are required to be determined by the Company pursuant to Section 302.



                                  ARTICLE SEVEN



                HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY



SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.



          With respect to each series of Securities, the Company will furnish or cause to be furnished to the Trustee:



          (a)     semi-annually, not more than 15 days after each Regular Record

     Date relating to that series (or, if there is no Regular Record Date relating to that series, on January 1 and July 1), a list, in such form as the Trustee may reasonably require, of the names and addresses of the

     Holders of that series as of such dates, and



          (b)     at such other times as the Trustee may request in writing,

     within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;



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



     PROVIDED, that so long as the Trustee is the Security Registrar, the

     Company shall not be required to furnish or cause to be furnished such a list to the Trustee. The Company shall otherwise comply with Section 310(a)

     of the Trust Indenture Act.



SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.



          (a)     The Trustee shall preserve, in as current a form as is

     reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in

     Section 701 and the names and addresses of Holders of each series received by the Trustee in its capacity as Security Registrar, if applicable. The

     Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished. The Trustee shall otherwise comply with Section 310(a) of the Trust Indenture Act.



          (b)     Holders of Securities may communicate pursuant to Section

     312(b) the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities.



          (c)     Every Holder of Securities, by receiving and holding the same,

     agrees with the Company and the Trustee that neither the Company nor the

     Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b). The Company, the Trustee, the Security Registrar

     and any other Person shall have the protection of Section 312(c) of the

     Trust Indenture Act.



SECTION 703. REPORTS BY TRUSTEE.



          (a)     Within 60 days after May 15 of each year after the execution of this Indenture, the Trustee shall transmit by mail to Holders a brief report dated as of such May 15 that complies with Section 313(a) of the

     Trust Indenture Act.



          (b)     The Trustee shall comply with Section 313(b) of the Trust

     Indenture Act.



          (c)     Reports pursuant to this Section shall be transmitted by mail as required by Sections 313(c) and 313(d) of the Trust Indenture Act:



                  (1)  to all Holders of Securities, as the names and addresses of such Holders appear in the Security Register;



                  (2)  to such Holders of Securities as have, within the two years preceding such transmissions, filed their names and addresses with the Trustee for that purpose; and

                  (3)  except in the case of reports pursuant to Subsection (b)

          of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section

          702(a).



          (d)     A copy of each report pursuant to Subsection (a) or (b) of this Section 703 shall, at the time of its transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.



SECTION 704. REPORTS BY COMPANY.



          The Company shall file with the Trustee, within 15 days after the

Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities

Exchange Act of 1934, as amended, and shall otherwise comply with Section 314(a)

of the Trust Indenture Act.



                                  ARTICLE EIGHT



              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE



SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.



          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:



          (1)     the Person formed by such consolidation or into which the

     Company is merged or the Person which acquires by conveyance or transfer,

     or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on and any Additional Amounts with respect to all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;



          (2)     immediately after giving effect to such transaction, no Event of Default, shall have occurred and be continuing; and



          (3)     the Company shall have delivered to the Trustee an Officers'

     Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802. SUCCESSOR PERSON SUBSTITUTED.



          Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section

801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the

Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of such lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.



                                  ARTICLE NINE



                             SUPPLEMENTAL INDENTURES



SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.



          Without the consent of any Holders, the Company, when authorized by a

Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the

Trustee, for any of the following purposes:



          (1)     to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or



          (2)     to add to the covenants of the Company for the benefit of the

     Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), to any guarantees of any series of Securities, or to convey,

     transfer, assign, mortgage or pledge any property to or with the Trustee or otherwise secure any series of the Securities or to surrender any right or power herein conferred upon the Company; or



          (3)     to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such

     Event of Default is applicable); or



          (4)     to change or eliminate any of the provisions of this

     Indenture, PROVIDED that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision; or



          (5)     to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (6)     to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 401; PROVIDED,

     HOWEVER, that any such action shall not adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect; or



          (7)     to evidence and provide for the acceptance of appointment

     hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or



          (8)     to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED such other provisions as may be made shall not adversely affect the interests of the Holders of

     Securities of any series in any material respect; or



          (9)     to comply with any requirement in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.



SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.



          With the consent of the Holders of a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture

(acting as one class), by Act of said Holders delivered to the Company and the

Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the

Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER,

that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,



          (1)     change the Stated Maturity of the principal of, or any

     installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, any Additional

     Amounts with respect thereto or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts

     (except as contemplated by Section 801(1) and permitted by Section 901(1)),

     or reduce the amount of the principal of an Original Issue Discount

     Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of

     Payment where, or the coin or currency or currencies (including composite currencies) in which, any Security or any premium or any interest thereon or Additional Amounts with respect thereto is payable, or impair the right to institute suit for the enforcement of any such payment on or after the

     Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of this Indenture with respect to the subordination of any Security in a manner adverse to the Holder thereof, or



          (2)     reduce the percentage in principal amount of Outstanding

     Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

     or



          (3)     modify any of the provisions of this Section, Section 512 or

     Section 1006, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the

     Holders of a specified percentage of the aggregate principal amount of

     Outstanding Securities of such series (which provision may be made pursuant to Section 301 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the

     Trustee" and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections

     611(b) and 901(7).



A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this

Indenture of the Holders of Securities of any other series.



          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.



SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.



          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive,

and (subject to Section 601) shall be fully protected in relying upon, an

Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the

Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.



SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article,

this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.



SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.



          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.



SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.



          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the

Trustee in exchange for Outstanding Securities of such series.



                                   ARTICLE TEN



                                    COVENANTS



SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.



          The Company covenants and agrees for the benefit of each series of

Securities that it will duly and punctually pay the principal of (and premium,

if any), interest on and any Additional Amounts with respect to the Securities of that series in accordance with the terms of the Securities and this

Indenture.



SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.



          The Company will maintain in each Place of Payment for any series of

Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations,

surrenders, notices and demands may be made or served at the Corporate Trust

Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.



SECTION 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.



          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest or any Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.



          Whenever the Company shall have one or more Paying Agents for any series of Securities, the Company will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series,

deposit with a Paying Agent a sum sufficient to pay the principal (and premium,

if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and

(unless such Paying Agent is the Trustee) the Company will promptly notify the

Trustee of its action or failure so to act.



          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:



          (1)     hold all sums held by it for the payment of the principal of

     (and premium, if any), interest on or any Additional Amounts with respect to Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;



          (2)     give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any), interest on or any Additional

     Amounts with respect to the Securities of that series; and



          (3)     at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such

Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such

Paying Agent shall be released from all further liability with respect to such money.



          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest or Additional Amounts have become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat,

or abandoned or unclaimed property law, be paid to the Company on Company

Request, or (if then held by the Company) shall be discharged from such trust;

and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the

Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER,

that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an

Authorized Newspaper in The Borough of Manhattan, The City of New York and in

such other Authorized Newspapers as the Trustee shall deem appropriate, notice that such money remains unclaimed and that, after a date specified therein,

which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company.



SECTION 1004. EXISTENCE.



          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.



SECTION 1005. STATEMENT BY OFFICERS AS TO DEFAULT.



          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof so long as any

Security is outstanding hereunder, an Officers' Certificate, complying with

Section 314(a) of the Trust Indenture Act, stating that a review of the activities of the Company during such year and of performance under this

Indenture has been made under the supervision of the signers thereof and whether or not to the best of their knowledge, based upon such review, the Company is in default in the performance, observance or fulfillment of any of its covenants and other obligations under this Indenture, and if the Company shall be in default, specifying each such default known to them and the nature and status thereof. One of the officers signing the Officers' Certificate delivered pursuant to this Section 1005 shall be the principal executive, financial or accounting officer of the Company.

          For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.



SECTION 1006. WAIVER OF CERTAIN COVENANTS.



          The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1004, or any covenant added for the benefit of any series of Securities as contemplated by Section 301 (unless otherwise specified pursuant to Section 301) if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding

Securities of all series affected by such omission (acting as one class) shall,

by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.



SECTION 1007. ADDITIONAL AMOUNTS.



          If the Securities of a series expressly provide for the payment of

Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as expressly provided therein. Whenever in this

Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received from the sale or exchange of any Security of any series,

such mention shall be deemed to include mention of the payment of Additional

Amounts provided for in this Section to the extent that, in such context,

Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional

Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.



          If the Securities of a series provide for the payment of Additional

Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the

Company shall furnish the Trustee and the Company's principal Paying Agent or

Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are United

States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to such Paying Agent the

Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against any loss,



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liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this

Section 1007.



                                 ARTICLE ELEVEN



                            REDEMPTION OF SECURITIES



SECTION 1101. APPLICABILITY OF ARTICLE.



          Securities of any series which are redeemable before their Stated

Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series)

in accordance with this Article.



SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.



          Unless otherwise provided with respect to the Securities of a series as contemplated by Section 301, the election of the Company to redeem any

Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series,

the Company shall, a reasonable period prior to the Redemption Date fixed by the

Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the

Trustee with an Officers' Certificate evidencing compliance with such restriction. Any notice may be cancelled at any time prior to the mailing of that notice of redemption to any Holder of the Securities of that series and shall thereupon be void and of no effect.



SECTION 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.



          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for

Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series.



          The Trustee shall promptly notify the Company and the Security

Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.



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          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate,

in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.



SECTION 1104. NOTICE OF REDEMPTION.



          Notice of redemption shall be given in the manner provided in Section

107 to each Holder of Securities to be redeemed not less than 30 nor more than

60 days prior to the Redemption Date.



          All notices of redemption shall state:



          (1)     the Redemption Date,



          (2)     the Redemption Price,



          (3)     if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption,

     the principal amounts) of the particular Securities to be redeemed,



          (4)     that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable,

     that interest thereon will cease to accrue on and after said date,



          (5)     the place or places where such Securities are to be

     surrendered for payment of the Redemption Price,



          (6)     that the redemption is for a sinking fund, if such is the

     case, and



          (7)     the "CUSIP" number, if applicable.



     A notice of redemption as contemplated by Section 107 need not identify particular Securities to be redeemed. Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the

Company's request, by the Trustee in the name and at the expense of the Company.



SECTION 1105. DEPOSIT OF REDEMPTION PRICE.



          On or before any Redemption Date, the Company shall deposit with the

Trustee or with a Paying Agent (or, if the Company is acting as its own Paying

Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption

Date shall be an Interest Payment Date) accrued interest on, and any Additional

Amounts with respect to, all the Securities which are to be redeemed on that date.



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SECTION 1106. SECURITIES PAYABLE ON REDEMPTION DATE.



          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the

Redemption Price therein specified, and from and after such date (unless the

Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest

(and any Additional Amounts) to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption

Date shall be payable to the Holders of such Securities, or one or more

Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section

307.



          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall,

until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security or, in the case of Original Issue Discount Securities,

the Securities' Yield to Maturity.



SECTION 1107. SECURITIES REDEEMED IN PART.



          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires,

due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



SECTION 1108. PURCHASE OF SECURITIES.



          Unless otherwise specified as contemplated by Section 301, the Company and any Affiliate of the Company may at any time purchase or otherwise acquire

Securities in the open market or by private agreement. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company may be delivered to the Trustee and, upon such delivery,

the indebtedness represented thereby shall be deemed to be satisfied. Section

309 shall apply to all Securities so delivered.



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                                 ARTICLE TWELVE



                                  SINKING FUNDS



SECTION 1201. APPLICABILITY OF ARTICLE.



          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.



          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.



SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.



          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit

Securities of a series which have been redeemed either at the election of the

Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such

Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such

Securities shall be received and credited for such purpose by the Trustee at the

Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking payment shall be reduced accordingly.



SECTION 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.



          Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of

Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Securities of that series pursuant to

Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the

Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been



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duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.



                                ARTICLE THIRTEEN



                                  SUBORDINATION



SECTION 1301. SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.



          The Company and each Holder of a Security, by his or her acceptance thereof, agree that (a) the payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to each and all the

Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of Securities by the Company, is subordinated, to the extent and in the manner provided in this Article Thirteen,

to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter created, incurred,

assumed or guaranteed, and that these subordination provisions are for the benefit of the holders of Senior Indebtedness of the Company.



          This Article Thirteen shall constitute a continuing offer to all

Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness of the Company, and such provisions are made for the benefit of the holders of Senior Indebtedness of the Company, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.



SECTION 1302. NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.



          (a)     Unless otherwise specified with respect to Securities of a series as contemplated in Section 301, no payment shall be made by or on behalf of the Company on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of any series or to acquire any of such Securities (including any repurchases of such Securities pursuant to the provisions hereof or thereof at the option of the Holder of such

Securities) for cash or property (other than Junior securities of the Company),

or on account of any redemption provisions of such Securities, in the event of default in payment of any principal of, premium (if any) or interest on any

Senior Indebtedness of the Company when the same becomes due and payable,

whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.



          (b)     Unless otherwise specified with respect to Securities of a series as contemplated in Section 301, no payment shall be made by or on behalf of the Company on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of any series or to acquire any of such Securities (including any repurchases of such Securities pursuant to the provisions hereof or thereof at the option of the Holder of such

Securities) for cash or property (other than Junior securities of the Company),

or on account of any redemption



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provisions of such Securities, in the event of any event of default (other than a Payment Default) with respect to any Designated Senior Indebtedness permitting the holders of such Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) to declare such Designated

Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, upon written notice thereof to the

Company and the Trustee by any holders of Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) (the "Payment

Notice"), unless and until such event of default shall have been cured or waived or otherwise has ceased to exist; PROVIDED, that such payments may not be prevented pursuant to this Section 1302(b) for more than 179 days after an applicable Payment Notice has been received by the Trustee unless the Designated

Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been rescinded or annulled or such Designated

Senior Indebtedness has been paid in full. No event of default that existed or was continuing on the date of any Payment Notice (whether or not such event of default is on the same issue of Designated Senior Indebtedness) may be made the basis for the giving of a second Payment Notice, and only one such Payment

Notice may be given in any 365-day period.



          (c)     In furtherance of the provisions of Section 1301, in the event that, notwithstanding the foregoing provisions of this Section 1302, any payment or distribution of assets of the Company (other than Junior securities of the

Company) shall be received by the Trustee or the Holders of Securities of any series at a time when such payment or distribution was prohibited by the provisions of this Section 1302, then, unless such payment or distribution is no longer prohibited by this Section 1302, such payment or distribution (subject to the provisions of Section 1307) shall be received and held in trust by the

Trustee or such Holder or Paying Agent for the benefit of the holders of Senior

Indebtedness of the Company, and shall be paid or delivered by the Trustee or such Holders or such Paying Agent, as the case may be, to the holders of Senior

Indebtedness of the Company remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness of the Company may have been issued, ratably, according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness in full after giving effect to all concurrent payments and distributions to or for the holders of such Senior Indebtedness.



SECTION 1303. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR

INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION.



          Upon any distribution of assets of the Company or upon any dissolution, winding up, total or partial liquidation or reorganization of the

Company, whether voluntary or involuntary, in bankruptcy, insolvency,

receivership or similar proceeding or upon assignment for the benefit of creditors:



          (a)     the holders of all Senior Indebtedness of the Company shall first be entitled to receive payments in full, in cash, before the Holders of Securities of any series are entitled to receive any payment on account of the principal of, premium (if any) or interest on or any



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     Additional Amounts with respect to such Securities (other than Junior securities of the Company);



          (b)     any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than

     Junior securities of the Company), to which the Holders of Securities of any series or the Trustee on behalf of such Holders would be entitled,

     except for the provisions of this Article Thirteen, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of such Senior Indebtedness or their representative, ratably according to the respective amounts of Senior

     Indebtedness held or represented by each, to the extent necessary to make payment in full of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions to the holders of such Senior Indebtedness; and



          (c)     in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior securities of the

     Company), shall be received by the Trustee or the Holders of Securities of any series or any Paying Agent (or, if the Company or any Affiliate of the

     Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of such series before all Senior

     Indebtedness of the Company is paid in full, in cash, such payment or distribution (subject to the provisions of Section 1307) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of the holders of such Senior Indebtedness, or their respective representatives, ratably according to the respective amounts of such Senior

     Indebtedness held or represented by each, to the extent necessary to make payment as provided herein of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical following notice from the Trustee to the holders of such Senior Indebtedness that such prohibited payment has been received by the Trustee, Holder(s) or Paying Agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Trustee of the amounts then due and owing on such Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of such Senior Indebtedness.



SECTION 1304. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.



          Subject to the payment in full of all Senior Indebtedness of the

Company as provided herein, the Holders of the Securities shall be subrogated

(to the extent of the payments or distributions made to the holders of such

Senior Indebtedness pursuant to the provisions of this Article) to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full. For the purpose of such subrogation, no such payments or distributions to the holders of such Senior

Indebtedness by the Company, or by or on behalf of the



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Holders of the Securities by virtue of this Article Thirteen, which otherwise would have been made to such Holders shall, as between the Company and such

Holders, be deemed to be payment by the Company or on account of such Senior

Indebtedness, it being understood that the provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior

Indebtedness, on the other hand.



          If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article

Thirteen shall have been applied, pursuant to the provisions of this Article

Thirteen, to the payment of amounts payable under Senior Indebtedness of the

Company, then such Holders shall be entitled to receive from the holders of such

Senior Indebtedness any payments or distributions received by such holders of

Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full.



SECTION 1305. OBLIGATIONS OF THE COMPANY UNCONDITIONAL.



          Nothing contained in this Article Thirteen or elsewhere in this

Indenture or in the Securities is intended to or shall impair, as between the

Company and the Holders of the Securities of any series, the obligation of the

Company, which is absolute and unconditional, to pay to such Holders the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of such series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of such Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any,

under this Article Thirteen, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article Thirteen or elsewhere in this Indenture or in the Securities, upon any distribution of assets of the Company referred to in this Article Thirteen, the Trustee, subject to the provisions of Sections 601 and 603, and the Holders of the Securities

shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to such Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other

Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Article Thirteen.



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SECTION 1306. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF

NOTICE.



          The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee unless and until a Responsible Officer of the Trustee or any Paying

Agent shall have received, no later than two Business Days prior to such payment, written notice thereof from the Company or from one or more holders of

Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of

Sections 601 and 603, shall be entitled in all respects conclusively to assume that no such fact exists.



SECTION 1307. APPLICATION BY TRUSTEE OF AMOUNTS DEPOSITED WITH IT.



          Amounts deposited in trust with the Trustee pursuant to and in accordance with Article Four shall be for the sole benefit of Holders of the

Securities of series for the benefit of which such amounts were deposited, and,

to the extent allocated for the payment of Securities of such series, shall not be subject to the subordination provisions of this Article Thirteen. Otherwise,

any deposit of assets with the Trustee or the Paying Agent (whether or not in trust) for the payment of principal of, premium (if any) or interest on or any

Additional Amounts with respect to any Securities shall be subject to the provisions of Sections 1301, 1302, 1303 and 1304; PROVIDED that if prior to two

Business Days preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security), the Trustee or such

Paying Agent shall not have received with respect to such assets the written notice provided for in Section 1306, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such date; and

PROVIDED FURTHER that nothing contained in this Article Thirteen shall prevent the Company from making, or the Trustee from receiving or applying, any payment in connection with the redemption of Securities if the first publication of notice of such redemption (whether by mail or otherwise in accordance with this

Indenture) has been made, and the Trustee has received such payment from the

Company, prior to the occurrence of any of the contingencies specified in

Section 1302 or 1303.



SECTION 1308. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE

COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.



          No right of any present or future holders of any Senior Indebtedness to enforce subordination provisions contained in this Article Thirteen shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this

Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew,

modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and



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otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders of the

Securities.



SECTION 1309. TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.



          Each Holder of a Security by his or her acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article Thirteen and to protect the rights of the Holders of the Securities pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up,

liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), the filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representative is hereby authorized to have the right to file and is hereby authorized to file an appropriate claim for and on behalf of the Holders of said

Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness or their representative to authorize or consent to or accept or adopt on behalf of any Holder of Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness or their representative to vote in respect of the claim of any Holder of the Securities in any such proceeding.



SECTION 1310. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.



          The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article Thirteen in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior

Indebtedness, and nothing in this Indenture shall be construed to deprive the

Trustee of any of its rights as such holder.



SECTION 1311. ARTICLE THIRTEEN NOT TO PREVENT EVENTS OF DEFAULT.



          The failure to make a payment on account of principal of or premium

(if any) or interest on the Securities by reason of any provision of this

Article Thirteen shall not be construed as preventing the occurrence of a

Default or an Event of Default under Section 501 or in any way prevent the

Holders of the Securities from exercising any right hereunder other than the right to receive payment on the Securities.



SECTION 1312. NO FIDUCIARY DUTY OF TRUSTEE TO HOLDERS OF SENIOR INDEBTEDNESS.



          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of the Securities or the Company or any other Person, cash, property or securities to which any



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holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article Thirteen or otherwise. Nothing in this Section 1312 shall affect the obligation of any other such Person to hold such payment for the benefit of,

and to pay such payment over to, the holders of Senior Indebtedness of the

Company or their representative.



SECTION 1313. ARTICLE APPLICABLE TO PAYING AGENT.



          In case at any time any Payment Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term

"Trustee" as used in this Article Thirteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such

Payment Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the

Trustee; PROVIDED, HOWEVER, that this Section 1313 shall not apply to the

Company or any Affiliate of the Company if it or such Affiliate acts as Paying

Agent.



                                ARTICLE FOURTEEN



                        MEETINGS OF HOLDERS OF SECURITIES



SECTION 1401. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.



          A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of

Securities of such series.



SECTION 1402. CALL, NOTICE AND PLACE OF MEETINGS.



          (a)     The Trustee may at any time call a meeting of Holders of

Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in [CITY, STATE], or in any other location, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 107, not less than 20 nor more than 180 days prior to the date fixed for the meeting.



          (b)     In case at any time the Company, pursuant to a Board

Resolution, or the Holders of at least 10% in aggregate principal amount of the

Outstanding Securities of any series, shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the

Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be,

may



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determine the time and the place in [CITY, STATE], for such meeting and may call such meeting for such purposes by giving notice thereof as provided in

Subsection (a) of this Section.



SECTION 1403. PERSONS ENTITLED TO VOTE AT MEETINGS.



          To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such

Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the

Trustee and its counsel and any representatives of the Company and its counsel.



SECTION 1404. QUORUM; ACTION.



          The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall,

if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 1405(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section

1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.



          Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that, except as limited by the proviso to Section

902, any resolution with respect to any request, demand, authorization,

direction, notice, consent or waiver which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage that is less than a majority in aggregate principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate principal amount of the Outstanding

Securities of that series.



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          Except as limited by the proviso to Section 902, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of

Securities of such series, whether or not present or represented at the meeting.



SECTION 1405. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF

MEETINGS.



          (a)     The holding of Securities shall be proved in the manner

     specified in Section 105 and the appointment of any proxy shall be proved in the manner specified in Section 105. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 105 or other proof.



          (b)     The Trustee shall, by an instrument in writing, appoint a

     temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section

     1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting.



          (c)     At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him;

     PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.



          (d)     Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.



SECTION 1406. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.



          The vote upon any resolution submitted to any meeting of Holders of

Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared



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by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



                                      * * *



          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.



                                         KEY ENERGY SERVICES, INC.





                                         By:

                                            ------------------------------------

                                                Name:

                                                Title:





                                         [TRUSTEE], Trustee





                                         By:

                                            ------------------------------------

                                                Name:

                                                Title:



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